UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

EVINE Live Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders on June 13, 2018 (the “Annual Meeting”). There were 59,479,719 shares of Company common stock, or approximately 90.97% of the 65,380,809 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders voted on: (1) the election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the approval, on an advisory basis, of the 2017 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; (3) the approval of the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for awards from 9,500,000 to 13,000,000; and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019. For more information about the foregoing proposals, please see the proxy statement for the Annual Meeting.

Set forth below are the final voting results, as reported by the inspector of elections for the Annual Meeting:

1.	Election of Directors

The proposal to elect eight persons to serve as directors on the Company’s Board of Directors until the next annual meeting of the shareholders resulted in the following votes:

Nominee	Votes For	Withheld
Thomas D. Beers	34,528,910	1,684,387
Neal S. Grabell	32,373,682	3,839,615
Landel C. Hobbs	34,350,032	1,863,265
Mark K. Holdsworth	34,455,469	1,757,828
Lisa A. Letizio	32,296,684	3,916,613
Robert J. Rosenblatt	34,458,651	1,754,646
Fred R. Siegel	32,478,928	3,734,369
Alexander B. Spiro	34,357,411	1,855,886

The eight nominees set forth above were elected to the Company’s Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors are duly elected and qualified. There were 23,266,422 broker non-votes related to the foregoing proposal.

2.	Say-On-Pay Vote

The 2017 compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
32,058,386	2,894,986	1,259,925	23,266,422

3.	Approval to Amend the 2011 Omnibus Incentive Plan

The amendment to the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for awards from 9,500,000 to 13,000,000 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,913,675	10,106,118	1,193,504	23,266,422

The 2011 Omnibus Incentive Plan, as amended, is filed herewith as Exhibit 10.1.

4.	Ratification of Independent Auditor

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending February 2, 2019, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
58,216,044	44,918	1,218,757	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	EVINE Live Inc. 2011 Omnibus Incentive Plan, as amended April 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike General Counsel